UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 3, 2023, Physicians Realty Trust (the “Company”) held the 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company considered and voted on five proposals submitted for shareholder vote, each of which is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2023. A brief description of the matters voted on at the Annual Meeting and the final results of such voting appears below.

Proposal One. Election of Trustees

    The individuals listed below were elected to the Board of Trustees of the Company, each of whom will serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified:

Election of Directors:	For	Withheld	Abstained	Broker Non-Vote
John T. Thomas	200,010,319	1,152,788	338,990	19,217,001
Tommy G. Thompson	173,195,323	27,959,993	346,781	19,217,001
Stanton D. Anderson	193,211,402	7,930,895	359,800	19,217,001
Mark A. Baumgartner	199,954,934	1,189,584	357,579	19,217,001
Albert C. Black, Jr.	164,420,153	36,712,549	369,395	19,217,001
William A. Ebinger, M.D.	197,746,022	3,397,881	358,194	19,217,001
Pamela J. Kessler	200,535,893	636,490	329,714	19,217,001
Ava E. Lias-Booker	192,223,172	8,953,892	325,033	19,217,001
Richard A. Weiss	189,305,804	11,833,556	362,737	19,217,001

Proposal Two. Ratification of Independent Registered Public Accounting Firm

    A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved as follows:

For	Against	Abstained	Broker Non-Vote
216,992,022	3,395,035	332,041	—

Proposal Three. Advisory Vote on Executive Compensation

    A proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved as follows:

For	Against	Abstained	Broker Non-Vote
192,761,131	8,105,925	635,041	19,217,001

Proposal Four. Approval of the Amended and Restated Physicians Realty Trust 2013 Equity Incentive Plan

    A proposal to approve the Amended and Restated Physicians Realty Trust 2013 Equity Incentive Plan was approved as follows:

For	Against	Abstained	Broker Non-Vote
190,979,810	10,011,927	509,418	19,217,001

Proposal Five. Approval of the Amended and Restated Physicians Realty Trust 2015 Employee Stock Purchase Plan

    A proposal to approve the Amended and Restated Physicians Realty Trust 2015 Employee Stock Purchase Plan was approved as follows:

For	Against	Abstained	Broker Non-Vote
200,149,854	910,006	442,237	19,217,001

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

10.1*	Physicians Realty Trust Amended and Restated 2013 Equity Incentive Plan, effective May 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2023		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer